STATE OF NORTH CAROLINA

Department of Natural and Cultural Resources

Request for Quote #: 46-20-1226

PPE N95 Masks for the North Carolina Museum of Natural Sciences

Date of Issue: April 29, 2020

Direct all inquiries concerning this RFQ to:

Cynthia Armes

Director of Procurement

Email: Cynthia.armes@ncdcr.gov

Phone: 919-814-6728

STATE OF NORTH CAROLINA

Request for Quote

46-20-1226

For internal State agency processing, please provide your company's Federal Employer Identification Number or alternate identification number (e.g. Social Security Number). Pursuant to North Carolina General Statute 132-1.10(b) this identification number shall not be released to the public. **This page will be removed and shredded, or otherwise kept confidential**, before the procurement file is made available for public inspection.

This page is to be filled out and returned with your quote.

ID Number:

465488722

Federal ID Number or Social Security Number

AmericaTowne Holdings, Inc.

Vendor Name

STATE OF NORTH CAROLINA
Department of Natural and Cultural Resources

Refer *ALL* Inquiries regarding this RFQ to:	Request for Quote # 46-20-1226
Cynthia Armes Director of Procurement Phone: 919-814-6728 Cynthia.armes@ncdcr.gov	Contract Type: Open Market
	Commodity No. and Description: 052-40 Masks.
	Using Agency: North Carolina Museum of Natural Sciences
	Requisition No.: RQ22757423

EXECUTION

In compliance with this Request for Quote, and subject to all the conditions herein, the undersigned Vendor offers and agrees to furnish and deliver any or all items upon which prices are quoted, at the prices set opposite each item within the time specified herein. By executing this quote, the undersigned Vendor certifies that this quote is submitted competitively and without collusion (G.S. 143-54), that none of its officers, directors, or owners of an unincorporated business entity has been convicted of any violations of Chapter 78A of the General Statutes, the Securities Act of 1933, or the Securities Exchange Act of 1934 (G.S. 143-59.2), and that it is not an ineligible Vendor as set forth in G.S. 143-59.1. False certification is a Class I felony. Furthermore, by executing this quote, the undersigned certifies to the best of Vendor's knowledge and belief, that it and its principals are not presently debarred, suspended, proposed for debarment, declared ineligible or voluntarily excluded from covered transactions by any Federal or State department or agency. As required by G.S. 143-48.5, the undersigned Vendor certifies that it, and each of its sub-contractors for any Contract awarded as a result of this RFQ, complies with the requirements of Article 2 of Chapter 64 of the NC General Statutes, including the requirement for each employer with more than 25 employees in North Carolina to verify the work authorization of its employees through the federal E-Verify system. G.S. 133-32 and Executive Order 24 (2009) prohibit the offer to, or acceptance by, any State Employee associated with the preparing plans, specifications, estimates for public Contract; or awarding or administering public Contracts; or inspecting or supervising delivery of the public Contract of any gift from anyone with a Contract with the State, or from any person seeking to do business with the State. By execution of any response in this quote, you attest, for your entire organization and its employees or agents, that you are not aware that any such gift has been offered, accepted, or promised by any employees of your organization.

Failure to execute/sign quote prior to submittal shall render quote invalid and it WILL BE REJECTED. Late quotes cannot be accepted.

VENDOR: AmericaTowne Holdings, Inc.		
STREET ADDRESS: 4700 Homewood Ct. Suite 100	P.O. BOX:	ZIP: 27609
CITY & STATE & ZIP: Raleigh	TELEPHONE NUMBER: 702-843-9404	TOLL FREE TEL. NO:
PRINCIPAL PLACE OF BUSINESS ADDRESS IF DIFFERENT FROM ABOVE (SEE INSTRUCTIONS TO VENDORS ITEM #11):		
PRINT NAME & TITLE OF PERSON SIGNING ON BEHALF OF VENDOR: Alton Perkins	FAX NUMBER:	
VENDOR'S AUTHORIZED SIGNATURE: [signature]	DATE: 4/29/2020	EMAIL: ap@americatowne.com

Offer valid for at least 90 days from date of quote opening, unless otherwise stated here: 10 days.

ACCEPTANCE OF QUOTE

If any or all parts of this quote are accepted by the State of North Carolina, an authorized representative of Department of Natural and Cultural Resources shall affix his/her signature hereto and this document and all provisions of this Request for Quote along with the Vendor response and the written results of any negotiations shall then constitute the written agreement between the parties. A copy of this acceptance will be forwarded to the successful Vendor(s).

FOR STATE USE ONLY: Offer accept and Contract awarded this _______ day of ________, 20___ as indicated on the attached certification, by ____

(Authorized Representative of Department of Natural and Cultural Resources)

Table of Contents

1.0 PURPOSE AND BACKGROUND

The Department of Natural and Cultural Resources (hereinafter, "Department") requires a qualified Vendor to furnish and deliver 5,000 PPE N95 Masks to the North Carolina Museum of Natural Sciences.

Quotes shall be submitted in accordance with the terms and conditions of this RFQ and any addenda issued hereto.

2.0 GENERAL INFORMATION

2.1 REQUEST FOR QUOTE DOCUMENT

The RFQ is comprised of the base RFQ document, any attachments, and any addenda released before Contract award. All attachments and addenda released for this RFQ in advance of any Contract award are incorporated herein by reference. Vendor may attach its quote to this RFQ for submission; however, any and all additional, modified or conflicting terms and conditions submitted on or with Vendor's quote shall be disregarded and shall not be considered a part of any contract arising from this RFQ. Any attempt to delete or avoid the force of the previous sentence shall render Vendor's quote invalid, and it shall not be considered.

2.2 E-PROCUREMENT SOLICITATION

ATTENTION: This is an E-Procurement solicitation. See paragraph #17 of Attachment D: North Carolina General Contract Terms and Conditions.

The Terms and Conditions made part of this solicitation contain language necessary for North Carolina's Statewide E-Procurement Services. It is the Vendor's responsibility to read these terms and conditions carefully and to consider them in preparing the offer. By execution of its quote, Vendor agrees to and acknowledges acceptance of all terms and conditions, including those related to E-Procurement usage. General information on the E-Procurement Services can be found at: http://eprocurement.nc.gov/.

2.3 SUBMITTAL INSTRUCTIONS

Quotes may be submitted via mail, express delivery or by electronic means, limited to email, in response to this Request for Quote: **Cynthia.armes@ncdcr.gov**. Submission by any means shall include this RFQ, as provided in section 2.4.

IMPORTANT NOTE: It is the responsibility of the Vendor to have the signed quote physically in this Office by the specified time and date of opening, regardless of the method of delivery. **This is an absolute requirement.** The time of delivery will be marked on each quote when received, and any quote received after the submission deadline will not be accepted or evaluated. Sealed quotes, subject to the conditions made a part hereof, will be received at the address indicated in the table in this Section, for furnishing and delivering the commodity as described herein.

All risk of late arrival due to unanticipated delay—whether delivered by hand, U.S. Postal Service, courier or other delivery service or method—is entirely on the Vendor. Note that the U.S. Postal Service generally does not deliver mail to the street address above, but to the State's Mail Service Center. Vendors are cautioned that quotes sent via U.S. Mail, including Express Mail, may not be delivered by the Mail Service Center to the agency's purchasing office on the due date in time to meet the quote deadline. All Vendors are urged to take the possibility of delay into account when submitting a quote.

2.4 QUOTE CONTENTS

Vendor shall populate all attachments of this RFQ that require the Vendor to provide information and include an authorized signature where requested, as outlined below. Vendor Responses shall include the following items and they should be arranged in the following order:

a) Completed and signed version of EXECUTION PAGE, along with the body of the RFQ, and signed receipt pages of any addenda released in conjunction with this RFQ.

b) Completed version of ATTACHMENT A: PRICING FORM

c) Completed version of ATTACHMENT B: LOCATION OF WORKERS UTILIZED BY VENDOR

d) Completed version of ATTACHMENT C: INSTRUCTIONS TO VENDORS

e) ATTACHMENT D: NORTH CAROLINA GENERAL CONTRACT TERMS AND CONDITIONS

f) ATTACHMENT E: SUPPLEMENTAL VENDOR INFORMATION

2.5 DEFINITIONS, ACRONYMS, AND ABBREVIATIONS

a) **BUYER:** The employee of the State or Other Eligible Entity that places an order with the Vendor.

b) **CONTRACT LEAD:** Representative of the Department of Natural and Cultural Resources who corresponds with potential Vendors in order to identify and contract with that Vendor providing the greatest benefit to the State and who will administer the contract for the State.

c) **E-PROCUREMENT SERVICES:** The program, system, and associated services through which the State conducts electronic procurement.

d) **FOB-DESTINATION:** Title changes hand from Vendor to purchaser at the destination point of the shipment; Vendor owns commodity in transit and files any claims, and Vendor pays all freight and any related transportation charges. A solicitation may request Vendors to separately identify freight charges in their quote, but no amount or charge not included as part of the total quote price will be paid.

e) **LOT**: A grouping of similar products within this RFQ.

f) **ON-TIME DELIVERY:** The delivery of all items within a single order to the receiving point designated by the ordering entity within the delivery time required.

g) **RFQ:** Request for Quote.

h) **STATE AGENCY:** Any of the more than 400 sub-units within the executive branch of the State, including its departments, boards, commissions, institutions of higher education and other institutions.

i) **VENDOR:** Supplier, bidder, proposer, company, firm, corporation, partnership, individual or other entity submitting a response to a Request for Quote.

2.6 NOTICE TO VENDORS REGARDING TERMS AND CONDITIONS

It shall be the Vendor's responsibility to read the Instructions, the State's terms and conditions, all relevant exhibits and attachments, and any other components made a part of this RFQ and comply with all requirements and specifications herein. Vendors also are responsible for obtaining and complying with all Addenda and other changes that may be issued in connection with this RFQ.

If Vendors have questions, issues, or exceptions regarding any term, condition, instruction or other component within this RFQ, those *shall* be submitted as questions to the Agency prior to submission of a Quote. If the State determines that any changes will be made as a result of the points raised, then such decisions will be communicated in the form of an addendum. Other than through this process, and subject to the provisions of section 2.1, the State rejects and shall not be required to evaluate or consider any additional or modified terms and conditions or Instructions to Vendor submitted with Vendor's response. This applies to any language appearing in or attached to the document as part of the Vendor's response that purports to vary any terms and conditions or Vendors' instructions herein or to render the quote non-binding or subject to further negotiation. Vendor's response to this RFQ shall constitute a firm offer. **By execution and delivery of a response to this RFQ, Vendor agrees that any additional or modified terms and conditions, including Instructions to Vendors, whether submitted purposely or inadvertently, or any purported condition to the offer shall have no force or effect, and will be disregarded. Noncompliance with, or any attempt to alter or delete, this paragraph shall constitute sufficient grounds to reject Vendor's Quote.**

3.0 METHOD OF AWARD AND QUOTE EVALUATION PROCESS

3.1 METHOD OF AWARD

Contracts will be awarded in accordance with G.S. 143-52 and the evaluation criteria set out in this solicitation. Prospective Vendors shall not be discriminated against on the basis of any prohibited grounds as defined by Federal and State law.

The State may obtain quotes from one or more potential Vendors. All quotes will be evaluated, and award will be based on lowest responsive quote meeting specifications.

3.2 PERFORMANCE OUTSIDE THE UNITED STATES

Vendor shall complete ATTACHMENT B: LOCATION OF WORKERS UTILIZED BY VENDOR. In addition to any other evaluation criteria identified in this RFQ, the State may, for purposes of evaluating proposed or actual contract performance outside of the United States, also consider how that performance may affect the following factors to ensure that any award will be in the best interest of the State:

a) Total cost to the State

b) Level of quality provided by the Vendor
c) Process and performance capability across multiple jurisdictions
d) Protection of the State's information and intellectual property
e) Availability of pertinent skills
f) Ability to understand the State's business requirements and internal operational culture
g) Particular risk factors such as the security of the State's information technology
h) Relations with citizens and employees
i) Contract enforcement jurisdictional issues

3.3 QUOTE EVALUATION PROCESS

a) Quotes are requested for the items as specified, or item(s) equivalent in design, function and performance. The State reserves the right to reject any quote on the basis of fit, form and function as well as cost.

b) The State shall review the responses to this RFQ to confirm that they meet the specifications and requirements. The State reserves the right to waive any minor informality or technicality.

c) For all responses that pass the initial review process, the State will review and assess the Vendors' pricing. The State may request additional formal responses or submissions from any or all Vendors for the purpose of clarification or to amplify the materials presented in any part of the quote. Vendors are cautioned, however, that the State is not required to request clarification, and often does not. Therefore, all quotes should be complete and reflect the most favorable terms available from the Vendor. Prices quoted cannot be altered or modified as part of a clarification.

d) Quotes will be evaluated, based on the award criteria identified in Section 3.1 METHOD OF AWARD.

Award of a Contract to one Vendor does not mean that the other quotes lacked merit, but that, all factors considered, the selected quote was deemed most advantageous and represented the best value to the State.

Vendors are cautioned that this is a request for quote, not a request or an offer to contract, and the State reserves the unqualified right to reject any and all offers at any time if such rejection is deemed to be in the best interest of the State.

CONFIDENTIALITY DURING PROCESS: During the evaluation period and prior to award, all information concerning the quote and evaluation is confidential, and possession of the quotes and accompanying information is limited to personnel of the issuing agency and any third parties involved in this procurement process, and to the committee responsible for participating in the evaluation. Any attempt on behalf of a Vendor to gain such confidential information, or to influence the evaluation process (e.g., contact anyone involved in the evaluation, criticize another Vendor, offer any benefit or information not contained in the quote) in any way is a violation of North Carolina purchasing law and regulations and shall constitute sufficient grounds for disqualification of Vendor's offer from further evaluation or consideration in the discretion of the State.

3.4 INTERPRETATION OF TERMS AND PHRASES

This Request for Quote serves two functions: (1) to advise potential Vendors of the parameters of the solution being sought by the Department; and (2) to provide (together with other specified documents) the terms of the Contract resulting from this procurement. As such, all terms in the Request for Quote shall be enforceable as contract terms in accordance with the General Contract Terms and Conditions. The use of phrases such as "shall," "must," and "requirements" are intended to create enforceable contract conditions. In determining whether quotes should be evaluated or rejected, the Department will take into consideration the degree to which Vendors have proposed or failed to propose solutions that will satisfy the Department's needs as described in the Request for Quote. Except as specifically stated herein, no one requirement shall automatically disqualify a Vendor from consideration. However, failure to comply with any single requirement may result in the Department exercising its discretion to reject a quote in its entirety.

4.0 REQUIREMENTS

This Section lists the requirements related to this RFQ. By submitting a quote, the Vendor agrees to meet all stated requirements in this Section as well as any other specifications, requirements and terms and conditions stated in this RFQ. If Vendor is unclear or has any question about the specifications, requirements and terms and conditions herein, it is urged and cautioned to contact the issuing agency Contract Lead as specified in this RFQ.

4.1 CONTRACT TERM

The Contract shall have a term of one (1) month, beginning on the date of contract award (the "Effective Date").

4.2 PRICING

Quote price shall constitute the total cost to Buyer for delivery fully assembled and ready for use, including all applicable charges for shipping, delivery, handling, administrative and other similar fees. Vendor shall not invoice for any amounts not specifically allowed for in this Quote. Complete ATTACHMENT A: PRICING FORM and include with Quote.

4.3 TRANSPORTATION AND IDENTIFICATION

The Vendor shall deliver Free-On-Board (FOB) Destination to the specified destination(s) with all transportation costs included in the quoted price.

When an order is placed using a purchase order, the purchase order number shall be shown on all packages and shipping manifests to ensure proper identification and payment of invoices. If an order is placed without using a purchase order, such as via phone, the Buyer's name shall be shown on all packages. A complete packing list shall accompany each shipment. Vendors shall not ship any products until they have received an order.

4.4 DELIVERY

The Vendor shall deliver Free-On-Board (FOB) Destination to the following location(s):

North Carolina Museum of Natural Sciences
ATTN: Dan Dombrowski
11 West Jones Street
Raleigh, NC 27601
Phone: 919-707-9954

Successful Vendor shall complete delivery within **30** consecutive calendar days after receipt of purchase order.

For completion by Vendor: Delivery will be made from Raleigh, NC (city, state) within 21 consecutive calendar days after receipt of purchase order. Promptness of delivery may be used as a factor in the award criteria.

4.5 AUTHORIZED RESELLER

The Vendor shall be authorized by the manufacturer to distribute or resell the products and/or maintenance offered in this IFB. The Vendor shall provide with its bid response a signed statement from the manufacturer confirming authorization. Failure to provide this statement shall constitute sufficient grounds for rejection of Vendor's offer, at the discretion of the State.

Vendor is the: ☐ **Manufacturer** ☒ **Dealer** ☒ **Reseller** ☒ **Distributor**

Authorized: ☐ **Yes** ☐ **No** **Attached Manufacturer's Authority:** ☐ **Yes** ☐ **No**

4.6 QUALITY ACCEPTANCE INSPECTION

It is the responsibility of the receiving agency to inspect all materials, supplies and equipment upon delivery to ensure compliance with the contract requirements and specifications.

INVOICES MAY NOT BE PAID BY THE USING AGENCY UNTIL AN INSPECTION HAS OCCURRED AND THE GOODS ACCEPTED.

4.7 WARRANTY

Manufacturer's standard warranty shall apply. Vendors shall include a copy of the manufacturer's standard warranty with the bid response.

Vendor warrants that all products furnished under this IFB will be newly manufactured, of good material and workmanship. The warranty will be for a minimum period of twelve (12) months from date of purchase or the length of the manufacturer's warranty, whichever is longer. Such warranty shall cover the cost of all defective product replacement, labor, and freight at no additional cost to the State. To the extent not superseded by the terms of this paragraph, manufacturer's warranty terms shall apply.

The warranty requirement does not impose any additional duty on the State to make other than normal and good faith problem resolution efforts or expenditures of time.

4.8 PRODUCT RECALL

Vendor expressly assumes full responsibility for prompt notification to the Buyer listed on the face of this RFQ of any product recall in accordance with the applicable state or federal regulations. The Vendor shall support the State, as necessary, to promptly replace any such products, at no cost to the State.

4.9 INVOICES

Vendor shall invoice the Agency. The standard format for invoicing shall be Single Invoices meaning that the Vendor shall provide the Buyer with an invoice for each order. Invoices shall include detailed line item information to allow Buyer to verify pricing at point of receipt matches the correct price from the original date of order. At a minimum, the following fields shall be included on all invoices:

Vendor's Billing Address, Customer Account Number, NC Contract Number, Order Date, Purchase Order Number, Vendor Part Numbers, Item Descriptions, Price, Quantity, and Unit of Measure.

a) Invoices must be submitted to the following address: Accounts Payable
Department of Natural and Cultural Resources
PO# ____________
4605 Mail Service Center
Raleigh, NC 27699-4605
or **DNCRaccountspayable@ncdcr.gov**

5.0 PRODUCT SPECIFICATIONS

5.1 GENERAL SPECIFICATIONS

Vendor shall:

A. Provide 5,000 PPE N95 Masks.

VENDOR'S RESPONSE

Item #	***Specifications***	**Product/Service Offered Meets Specification**
1	Qty. 5,000 - PPE N95 Masks	☒ YES ☐ NO

5.2 VENDOR'S REPRESENTATION

a) Vendor warrants that qualified personnel shall provide all services that may be required under The Contract in a professional manner. "Professional manner" means that the personnel performing the services shall possess the skill and competence consistent with at least the prevailing business standards in the industry. Vendor agrees that it shall not enter any agreement with a third party that may abridge any rights of the State under The Contract. Vendor shall serve as the prime contractor under The Contract and shall be responsible for the performance and payment of all subcontractor(s) that may be approved by the State. Names of any third-party Vendors or subcontractors of Vendor may appear for purposes of convenience in Contract documents; and shall not limit Vendor's obligations hereunder.

b) If any goods, services, functions, or responsibilities not specifically described in The Contract are required for Vendor's proper performance, provision and delivery of the goods and services under The Contract, or are an inherent part of or necessary sub-requirement included within such goods and services, they will be deemed to be implied by and included within the scope of the contract to the same extent and in the same manner as if specifically described in the contract. Unless otherwise expressly provided herein, Vendor will furnish all of its own necessary management, supervision, labor, facilities, furniture, computer and telecommunications equipment, software, supplies and materials necessary for the Vendor to provide and deliver the goods and services.

c) Vendor warrants that it has the financial capacity to perform and to continue perform its obligations under the contract; that Vendor has no constructive or actual knowledge of an actual or potential legal proceeding being brought against Vendor that could materially adversely affect performance of The Contract; and that entering into The Contract is not prohibited by any contract, or an order by any court of competent jurisdiction.

Attachments to this RFQ begin on the next page.

ATTACHMENT A: PRICING FORM

FURNISH AND DELIVER:

Item #	QTY.	UOM	DESCRIPTION	UNIT PRICE	EXTENDED PRICE
1	5,000	Each	N95 Masks	$ 3.10	$ 15,500.00

ATTACHMENT B: LOCATION OF WORKERS UTILIZED BY VENDOR

In accordance with NC General Statute 143-59.4, the Vendor shall detail the location(s) at which performance will occur, as well as the manner in which it intends to utilize resources or workers outside of the United States in the performance of this Contract. The State will evaluate the additional risks, costs, and other factors associated with such utilization prior to making an award. Please complete items a, b, and c below.

a) Will any work under this Contract be performed outside the United States? ☐ YES ☒ NO

If the Vendor answered "YES" above, Vendor shall complete items 1 and 2 below:

1. List the location(s) outside the United States where work under this Contract will be performed by the Vendor, any sub-Contractors, employees, or other persons performing work under the Contract:

2. Describe the corporate structure and location of corporate employees and activities of the Vendor, its affiliates or any other sub-Contractors that will perform work outside the U.S.:

b) The Vendor agrees to provide notice, in writing to the State, of the relocation of the Vendor, employees of the Vendor, sub-Contractors of the Vendor, or other persons performing services under the Contract outside of the United States ☒ YES ☐ NO

NOTE: All Vendor or sub-Contractor personnel providing call or contact center services to the State of North Carolina under the Contract **shall** disclose to inbound callers the location from which the call or contact center services are being provided.

c) Identify all U.S. locations at which performance will occur: NC

This Space is Intentionally Left Blank

ATTACHMENT C: INSTRUCTIONS TO VENDORS

1. **READ, REVIEW AND COMPLY:** It shall be the Vendor's responsibility to read this entire document, review all enclosures and attachments, and any addenda thereto, and comply with all requirements specified herein, regardless of whether appearing in these Instructions to Vendors or elsewhere in this RFQ document.

2. **EXECUTION:** Failure to sign the Execution page (page 3 of the RFQ) in the indicated space will render quote non-responsive and it shall be rejected.

3. **CERTIFICATE TO TRANSACT BUSINESS IN NORTH CAROLINA:** As a condition of contract award, each out-of-State Vendor that is a corporation, limited-liability company or limited-liability partnership shall have received, and shall maintain throughout the term of The Contract, a Certificate of Authority to Transact Business in North Carolina from the North Carolina Secretary of State, as required by North Carolina law. A State contract requiring only an isolated transaction completed within a period of six months, and not in the course of a number of repeated transactions of like nature, shall not be considered as transacting business in North Carolina and shall not require a Certificate of Authority to Transact Business.

4. **ORDER OF PRECEDENCE:** In cases of conflict between specific provisions in this solicitation or in any resulting contract, the order of precedence shall be (high to low) (1) any special terms and conditions specific to this RFQ, including any negotiated terms; (2) specifications in Sections 2, 4, and 5 of this RFQ; (3) North Carolina General Contract Terms and Conditions in ATTACHMENT D: NORTH CAROLINA GENERAL CONTRACT TERMS AND CONDITIONS; (4) Instructions in ATTACHMENT C: INSTRUCTIONS TO VENDORS; and (5) Vendor's quote.

5. **INELIGIBLE VENDORS:** As provided in G.S. 147-86.60 and G.S. 147-86.82, the following companies are ineligible to contract with the State of North Carolina or any political subdivision of the State: a) any company identified as engaging in investment activities in Iran, as determined by appearing on the Final Divestment List created by the State Treasurer pursuant to G.S. 147-86.58, and b) any company identified as engaged in a boycott of Israel as determined by appearing on the List of restricted companies created by the State Treasurer pursuant to G.S. 147-86.81. A contract with the State or any of its political subdivisions by any company identified in a) or b) above shall be void *ab initio*.

6. **INFORMATION AND DESCRIPTIVE LITERATURE:** Vendor shall furnish all information requested and, in the spaces, provided in this document. Further, if required elsewhere in this quote, each Vendor shall submit with their quote sketches, descriptive literature and/or complete specifications covering the products offered.

7. **RECYCLING AND SOURCE REDUCTION:** It is the policy of the State to encourage and promote the purchase of products with recycled content to the extent economically practicable, and to purchase items which are reusable, refillable, repairable, more durable and less toxic to the extent that the purchase or use is practicable and cost-effective. We also encourage and promote using minimal packaging and the use of recycled/recyclable products in the packaging of commodities purchased. However, no sacrifice in quality of packaging will be acceptable. The company remains responsible for providing packaging that will adequately protect the commodity and contain it for its intended use. Companies are strongly urged to bring to the attention of purchasers those products or packaging they offer which have recycled content and that are recyclable.

8. **SUSTAINABILITY**: To support the sustainability efforts of the State of North Carolina we solicit your cooperation in this effort. Pursuant to Executive Order 156 (1999), it is desirable that all responses meet the following:

   - All copies of the quote are printed double sided.
   - All submittals and copies are printed on recycled paper with a minimum post-consumer content of 30%.
   - Unless absolutely necessary, all quotes and copies should minimize or eliminate use of non-recyclable or non-reusable materials such as plastic report covers, plastic dividers, vinyl sleeves, and GBC binding. Three-ringed binders, glued materials, paper clips, and staples are acceptable.
   - Materials should be submitted in a format which allows for easy removal, filing and/or recycling of paper and binder materials. Use of oversized paper is strongly discouraged unless necessary for clarity or legibility.

9. **HISTORICALLY UNDERUTILIZED BUSINESSES:** Pursuant to General Statute 143-48 and Executive Order 150 (1999), the State invites and encourages participation in this procurement process by businesses owned by minorities, women, disabled, disabled business enterprises and non-profit work centers for the blind and severely disabled.

10. **CONFIDENTIAL INFORMATION:** To the extent permitted by applicable statutes and rules, the State will maintain confidential trade secrets that the Vendor does not wish disclosed. As a condition to confidential treatment, each page containing trade secret information shall be identified in boldface at the top and bottom as "CONFIDENTIAL" by the Vendor, with specific trade secret information enclosed in boxes or similar indication. Cost information shall not be deemed confidential under any circumstances. Regardless of what a Vendor may label as a trade secret, the determination whether it is or is not entitled to protection will be determined in accordance with G.S. 132-1.2. Any material labeled as confidential constitutes a representation by the Vendor that it has made a reasonable effort in good faith to determine that such material is, in fact, a trade secret under G.S. 132-1.2. Vendors are urged and cautioned to limit the marking of information as a trade secret or as confidential so far as is possible.

11. **PROTEST PROCEDURES:** When a Vendor wishes to protest a Contract resulting from this RFQ that is awarded by the Division of Purchase and Contract, or awarded by an agency in an awarded amount of at least $25,000, a Vendor shall submit a written request addressed to the State Purchasing Officer at Purchase and Contract, 1305 Mail Service Center, Raleigh, NC 27699-1305. A protest request related to an award amount of less than $25,000 shall be sent to the purchasing officer of the agency that issued the award. The protest request shall be received in the proper office within thirty (30) consecutive calendar days from the date of the Contract award. Protest letters **shall** contain specific grounds and reasons for the protest, how the protesting party was harmed by the award made and any documentation providing support for the protesting party's claims. **Note:** Contract award notices are sent only to the Vendor actually awarded the Contract, and not to every person or firm responding to a solicitation. Bid status and Award notices are posted on the Internet at https://www.ips.state.nc.us/ips/. All protests will be handled pursuant to the North Carolina Administrative Code, 01 NCAC 05B .1519.

12. **MISCELLANEOUS:** Masculine pronouns shall be read to include feminine pronouns, and the singular of any word or phrase shall be read to include the plural and vice versa.

13. **INFORMAL COMMENTS:** The State shall not be bound by informal explanations, instructions or information given at any time by anyone on behalf of the State during the competitive process or after award. The State is bound only by information provided in this RFQ and in formal Addenda issued.

14. **COST FOR QUOTE PREPARATION:** Any costs incurred by Vendor in preparing or submitting quotes are the Vendor's sole responsibility; the State of North Carolina will not reimburse any Vendor for any costs incurred prior to award.

15. **VENDOR'S REPRESENTATIVE:** Each Vendor shall submit with its quote the name, address, and telephone number of the person(s) with authority to bind the firm and answer questions or provide clarification concerning the firm's quote.

16. **INSPECTION AT VENDOR'S SITE:** The State reserves the right to inspect, at a reasonable time, the equipment/item, plant or other facilities of a prospective Vendor prior to Contract award, and during the Contract term as necessary for the State determination that such equipment/item, plant or other facilities conform with the specifications/requirements and are adequate and suitable for the proper and effective performance of the Contract.

This Space is Intentionally Left Blank

ATTACHMENT D: NORTH CAROLINA GENERAL CONTRACT TERMS & CONDITIONS

1. **DEFAULT AND PERFORMANCE BOND:** If, through any cause, Vendor shall fail to fulfill in timely and proper manner the obligations under this agreement, the State shall have the right to terminate this contract by giving written notice to the Vendor and specifying the effective date thereof. In case of default by the Vendor for any reason, the State may procure substitute goods from other sources and hold the Vendor responsible for any excess cost occasioned thereby. The State reserves the right to require at any time a performance bond or other acceptable alternative guarantees from a successful Vendor without expense to the State.

   In addition, in the event of default by the Vendor under this Contract or upon the Vendor filing a petition for bankruptcy or the entering of a judgment of bankruptcy by or against the Vendor, the State may immediately cease doing business with the Vendor, immediately terminate this Contract for cause, and take action to debar the Vendor from doing future business with the State.

2. **GOVERNMENTAL RESTRICTIONS:** In the event any Governmental restrictions are imposed which necessitate alteration of the material, quality, workmanship or performance of the items offered prior to their delivery, it shall be the responsibility of the Vendor to notify, in writing, the issuing purchasing office at once, indicating the specific regulation which required such alterations. The State reserves the right to accept any such alterations, including any price adjustments occasioned thereby, or to cancel the Contract.

3. **AVAILABILITY OF FUNDS:** Any and all payments to the Vendor are dependent upon and subject to the availability of funds to the agency for the purpose set forth in this Contract.

4. **TAXES:** Any applicable taxes shall be invoiced as a separate item.

   a) G.S. 143-59.1 bars the Secretary of Administration from entering into Contracts with Vendors if the Vendor or its affiliates meet one of the conditions of G.S. 105-164.8(b) and refuses to collect use tax on sales of tangible personal property to purchasers in North Carolina. Conditions under G.S. 105-164.8(b) include: (1) Maintenance of a retail establishment or office, (2) Presence of representatives in the State that solicit sales or transact business on behalf of the Vendor and (3) Systematic exploitation of the market by media-assisted, media-facilitated, or media-solicited means. By execution of the quote document the Vendor certifies that it and all of its affiliates, (if it has affiliates), collect(s) the appropriate taxes.

   b) All agencies participating in this Contract are exempt from Federal Taxes, such as excise and transportation. Exemption forms submitted by the Vendor will be executed and returned by the using agency.

   c) Prices offered are not to include any personal property taxes, nor any sales or use tax (or fees) unless required by the North Carolina Department of Revenue.

5. **SITUS:** The place of this Contract, its situs and forum, shall be North Carolina, where all matters, whether sounding in Contract or tort, relating to its validity, construction, interpretation and enforcement shall be determined.

6. **GOVERNING LAWS:** This Contract is made under and shall be governed, construed and enforced in accordance with the laws of the State of North Carolina, without regard to its conflict of laws rules.

7. **PAYMENT TERMS:** Payment terms are Net not later than 30 days after receipt of correct invoice or acceptance of goods, whichever is later. The using agency is responsible for all payments to the Vendor under the Contract. Payment by some agencies may be made by procurement card, if the Vendor accepts that card (Visa, MasterCard, etc.) from other customers, and it shall be accepted by the Vendor for payment under the same terms and conditions as any other method of payment accepted by the Vendor. If payment is made by procurement card, then payment may be processed immediately by the Vendor.

8. **NON-DISCRIMINATION:**

   a. The Vendor will take necessary action to comply with all Federal and State requirements concerning fair employment and employment of people with disabilities and concerning the treatment of all employees without regard to discrimination on the basis of any prohibited grounds as defined by Federal and State law.

b. The vendor will take necessary action to ensure its internal employee policies and procedures are consistent with Executive Order #82 (Roy Cooper, December 6, 2018), which extends workplace protections and accommodations to pregnant employees.

9. **CONDITION AND PACKAGING:** Unless otherwise provided by special terms and conditions or specifications, it is understood and agreed that any item offered or shipped has not been sold or used for any purpose and shall be in first class condition. All containers/packaging shall be suitable for handling, storage or shipment.

10. **STANDARDS:** All manufactured items and/or fabricated assemblies subject to operation under pressure, operation by connection to an electric source, or operation involving a connection to a manufactured, natural, or LP gas source shall be constructed and approved in a manner acceptable to the appropriate state inspector which customarily requires the label or re-examination listing or identification marking of the appropriate safety standard organization; such as the American Society of Mechanical Engineers for pressure vessels; the Underwriters Laboratories and /or National Electrical Manufacturers' Association for electrically operated assemblies; or the American Gas Association for gas operated assemblies, where such approvals of listings have been established for the type of device offered and furnished. Further, all items furnished shall meet all requirements of the Occupational Safety and Health Act (OSHA), and state and federal requirements relating to clean air and water pollution.

    The complete product(s) offered herein, and NOT merely its component parts or subsystems, shall comply with the above requirement for safety listing. Having the appropriate certification or safety label affixed to any device delivered pursuant to this solicitation, under the conditions described above, is a material condition of any contract awarded as a result of this solicitation. All costs for product and industry certifications and listings, and any other actions required to supply conforming products to the State as described in this RFQ, are the sole responsibility of the Vendor. The certification or safety label shall be affixed and be visible on the OUTSIDE of the all products that require a certification or safety label in order to pass the State Quality Acceptance Inspection. The requirements of this paragraph 10 shall not be waived by contract award or otherwise by the purchasing agency.

11. **INTELLECTUAL PROPERTY INDEMNITY**: Vendor shall hold and save the State, its officers, agents and employees, harmless from liability of any kind, including costs and expenses, resulting from infringement of the rights of any third party in any copyrighted material, patented or unpatented invention, articles, device or appliance delivered in connection with this contract.

12. **ADVERTISING:** Vendor agrees not to use the existence of this Contract or the name of the State of North Carolina as part of any commercial advertising or marketing of products or services. A Vendor may inquire whether the State is willing to act as a reference by providing factual information directly to other prospective customers.

13. **ACCESS TO PERSONS AND RECORDS:** During and after the term hereof, the State Auditor and any using agency's internal auditors shall have access to persons and records related to this Contract to verify accounts and data affecting fees or performance under the Contract, as provided in G.S. 143-49(9).

14. **ASSIGNMENT:** No assignment of the Vendor's obligations nor the Vendor's right to receive payment hereunder shall be permitted.

    However, upon written request approved by the issuing purchasing authority and solely as a convenience to the Vendor, the State may:

    a) Forward the Vendor's payment check directly to any person or entity designated by the Vendor, and

    b) Include any person or entity designated by Vendor as a joint payee on the Vendor's payment check.

    In no event shall such approval and action obligate the State to anyone other than the Vendor and the Vendor shall remain responsible for fulfillment of all Contract obligations. Upon advance written request, the State may, in its unfettered discretion, approve an assignment to the surviving entity of a merger, acquisition or corporate reorganization, if made as part of the transfer of all or substantially all of the Vendor's assets. Any purported assignment made in violation of this provision shall be void and a material breach of this Contract.

15. **INSURANCE:**

    COVERAGE - During the term of the Contract, the Vendor at its sole cost and expense shall provide commercial insurance of such type and with such terms and limits as may be reasonably associated with the Contract. As a minimum, the Vendor shall provide and maintain the following coverage and limits:

a) **Worker's Compensation** - The Vendor shall provide and maintain Worker's Compensation Insurance, as required by the laws of North Carolina, as well as employer's liability coverage with minimum limits of $500,000.00, covering all of Vendor's employees who are engaged in any work under the Contract. If any work is sublet, the Vendor shall require the sub-Contractor to provide the same coverage for any of his employees engaged in any work under the Contract.

b) **Commercial General Liability** - General Liability Coverage on a Comprehensive Broad Form on an occurrence basis in the minimum amount of $1,000,000.00 Combined Single Limit. (Defense cost shall be in excess of the limit of liability.)

c) **Automobile** - Automobile Liability Insurance, to include liability coverage, covering all owned, hired and non-owned vehicles, used in connection with the Contract. The minimum combined single limit shall be $250,000.00 bodily injury and property damage; $250,000.00 uninsured/under insured motorist; and $2,500.00 medical payment.

REQUIREMENTS - Providing and maintaining adequate insurance coverage is a material obligation of the Vendor and is of the essence of this Contract. All such insurance shall meet all laws of the State of North Carolina. Such insurance coverage shall be obtained from companies that are authorized to provide such coverage and that are authorized by the Commissioner of Insurance to do business in North Carolina. The Vendor shall at all times comply with the terms of such insurance policies, and all requirements of the insurer under any such insurance policies, except as they may conflict with existing North Carolina laws or this Contract. The limits of coverage under each insurance policy maintained by the Vendor shall not be interpreted as limiting the Vendor's liability and obligations under the Contract.

16. **GENERAL INDEMNITY:** The Vendor shall hold and save the State, its officers, agents, and employees, harmless from liability of any kind, including all claims and losses accruing or resulting to any other person, firm, or corporation furnishing or supplying work, services, materials, or supplies in connection with the performance of this Contract, and from any and all claims and losses accruing or resulting to any person, firm, or corporation that may be injured or damaged by the Vendor in the performance of this Contract and that are attributable to the negligence or intentionally tortious acts of the Vendor provided that the Vendor is notified in writing within 30 days that the State has knowledge of such claims. The Vendor represents and warrants that it shall make no claim of any kind or nature against the State's agents who are involved in the delivery or processing of Vendor goods to the State. The representation and warranty in the preceding sentence shall survive the termination or expiration of this Contract.

17. **ELECTRONIC PROCUREMENT:**

a) Purchasing shall be conducted through the Statewide E-Procurement Service. The State's third-party agent shall serve as the Supplier Manager for this E-Procurement Service. The Vendor shall register for the Statewide E-Procurement Service within two (2) business days of notification of award in order to receive an electronic purchase order resulting from award of this contract.

b) **THE SUCCESSFUL BIDDER(S) SHALL PAY A TRANSACTION FEE OF 1.75% (.0175) ON THE TOTAL DOLLAR AMOUNT (EXCLUDING SALES TAXES) OF GOODS INCLUDED ON EACH PURCHASE ORDER ISSUED THROUGH THE STATEWIDE E-PROCUREMENT SERVICE.** This applies to all purchase orders, regardless of the quantity or dollar amount of the purchase order. The transaction fee shall not be stated or included as a separate item on the invoice. There are no additional fees or charges to the Vendor for the services rendered by the Supplier Manager under this contract. Vendor will receive a credit for transaction fees they paid for the purchase of any item(s) if an item(s) is returned through no fault of the Vendor. Transaction fees are non-refundable when an item is rejected and returned, or declined, due to the Vendor's failure to perform or comply with specifications or requirements of the contract.

c) Vendor or its Authorized Reseller, as applicable, will be invoiced monthly for the State's transaction fee by the Supplier Manager. The transaction fee shall be based on a) purchase activity for the prior month, or b) purchases for which the supplier invoice has been paid. Unless Supplier Manager receives written notice from the Vendor identifying with specificity any errors in an invoice for the transaction fee within thirty (30) days of the receipt of

invoice, such invoice shall be deemed to be correct and Vendor shall have waived its right to later dispute the accuracy and completeness of the invoice. Payment of the transaction fee by the Vendor is due to the account designated by the State within thirty (30) days after receipt of the invoice for the transaction fee. If payment of the transaction fee is not received by the State within this payment period, it shall be considered a material breach of contract. Pursuant to G.S. 147-86.23, the Service will charge interest and late payment penalties on past due balances. Interest shall be charged at the rate set by the Secretary of Revenue pursuant to G.S. 105-241.21 as of the date the balances are past due. The late-payment penalty will be ten percent (10%) of the account receivable. Within thirty (30) days of the receipt of invoice, Vendor may dispute in writing the accuracy of an invoice. No interest shall be charged on disputed and overdue amounts to the extent the State agrees to reduce or adjust the amount in dispute. The Supplier Manager shall provide, whenever

reasonably requested by the Vendor in writing (including electronic documents), supporting documentation from the E-Procurement Service that accounts for the amount of the invoice.

d) The Supplier Manager will capture the order from the State approved user, including the shipping and payment information, and submit the order in accordance with the E-Procurement Service. Subsequently, the Supplier Manager will send those orders to the appropriate Vendor on State Contract. The State or State-approved user, not the Supplier Manager, shall be responsible for the solicitation, quotes received, evaluation of quotes received, award of contract, and the payment for goods delivered.

e) Vendor agrees at all times to maintain the confidentiality of its username and password for the Statewide E-Procurement Services. If Vendor is a corporation, partnership or other legal entity, then the Vendor may authorize its employees to use its password. Vendor shall be responsible for all activity and all charges by such employees. Vendor agrees not to permit a third party to use the Statewide E-Procurement Services through its account. If there is a breach of security through the Vendor's account, Vendor shall immediately change its password and notify the Supplier Manager of the security breach by email. Vendor shall cooperate with the State and the Supplier Manager to mitigate and correct any security breach.

VENDOR IS AND SHALL REMAIN RESPONSIBLE FOR PAYING THE TRANSACTION FEE ON BEHALF OF ANY SUB-CONTRACTOR OR DEALER INVOLVED IN PERFORMANCE UNDER THIS CONTRACT IN THE EVENT THAT SUCH SUB-CONTRACTOR OR DEALER DEFAULTS ON PAYMENT.

18. **COMPLIANCE WITH LAWS:** Vendor shall comply with all laws, ordinances, codes, rules, regulations, and licensing requirements that are applicable to the conduct of its business and performance in accordance with this contract, including those of federal, state, and local agencies having jurisdiction and/or authority.

19. **ENTIRE AGREEMENT:** This RFQ and any documents incorporated specifically by reference represent the entire agreement between the parties and supersede all prior oral or written statements or agreements. This RFQ, any Addenda hereto, and the Vendor's quotes are incorporated herein by reference as though set forth verbatim.

    All promises, requirements, terms, conditions, provisions, representations, guarantees, and warranties contained herein shall survive the contract expiration or termination date unless specifically provided otherwise herein, or unless superseded by applicable Federal or State statutes of limitation.

20. **AMENDMENTS:** This contract may be amended only by written amendments duly executed by the State and the Vendor. The NC Division of Purchase and Contract shall give prior approval to any amendment to a contract awarded through that office.

21. **WAIVER:** The failure to enforce or the waiver by the State of any right or of breach or default on one occasion or instance shall not constitute the waiver of such right, breach or default on any subsequent occasion or instance.

22. **FORCE MAJEURE:** Neither party shall be deemed to be in default of its obligations hereunder if and so long as it is prevented from performing such obligations as a result of events beyond its reasonable control, including without limitation, fire, power failures, any act of war, hostile foreign action, nuclear explosion, riot, strikes or failures or refusals to perform under subcontracts, civil insurrection, earthquake, hurricane, tornado, or other catastrophic natural event or act of God.

23. **SOVEREIGN IMMUNITY:** Notwithstanding any other term or provision in this contract, nothing herein is intended nor shall be interpreted as waiving any claim or defense based on the principle of sovereign immunity that otherwise would be available to the State under applicable law.

ATTACHMENT E: SUPPLEMENTAL VENDOR INFORMATION

HISTORICALLY UNDERUTILIZED BUSINESSES

Historically Underutilized Businesses (HUBs) consist of minority, women and disabled business firms that are at least fifty-one percent owned and operated by an individual(s) of the categories. Also included in this category are disabled business enterprises and non-profit work centers for the blind and severely disabled.

Pursuant to G.S. 143B-1361(a), 143-48 and 143-128.4, the State invites and encourages participation in this procurement process by businesses owned by minorities, women, disabled, disabled business enterprises and non-profit work centers for the blind and severely disabled. This includes utilizing subcontractors to perform the required functions in this RFQ. Any questions concerning NC HUB certification, contact the **North Carolina Office of Historically Underutilized Businesses** at (919) 807-2330. The Vendor shall respond to question #1 and #2 below.

a) Is Vendor a Historically Underutilized Business? ☐ **Yes** ☐ **No**

b) Is Vendor Certified with North Carolina as a Historically Underutilized Business? ☐ **Yes** ☐ **No**

If so, state HUB classification: ______________________________

SUSTAINABILITY

According to G.S. 143-58.2, it is the policy of this State to encourage and promote the purchase of products with recycled content and to purchase items that are reusable, refillable, repairable, more durable and less toxic to the extent that the purchase or use is practicable and cost effective.

Do the items offered have any recycled content? ☐ **Yes** ☒ **No**

If yes, what is the post-consumer recycled content? ______% What is the total recycled content? ______%

Other sustainable properties:

____

____

NC E-Procurement
@your service

Purchase Order No. NC10588043
Title: DCR_LA_Masks_200511

Issued on Mon, 11 May, 2020
Created on Mon, 11 May, 2020 by Ariba System

State Agency Tax Exempt Number: 400022

Supplier:
AmericaTowne Holdings, Inc
Suite 100
Raleigh, NC 27609
United States
Phone: 17028439404
Fax: 1
Contact: Alton Perkins

Ship To:
DNCR
109 E. JONES ST.
DELIVERIES ACCEPTED BTWN 8AM-12PM & 1PM-4PM M-F
ARCHIVES/LIBRARY BLDG
Raleigh, NC 27601-2807
United States
Phone: 1919-814-6783

Deliver To:
Dennis G Jimenez

Bill To:
46PT
NC DEPT OF NATURAL AND CULTURAL RESOURCES
4605 MAIL SERVICE CENTER
Raleigh, NC 27699-4605
United States
Phone: 1919-807-7270
Fax: 1919-733-6993

Entity Description: Department of Natural and Cultural Resources

ATTN: VENDOR COMMENTS

- COMMENT by **Cynthia Armes** on *05/11/2020*
  Order number must be visible on all invoices
  ***SEND INVOICE AS INDICATED ON TOP OF THIS ORDER OR EMAIL TO DNCRaccountspayable@ncdcr.gov – DO NOT GIVE OR SEND INVOICE TO SITE

  NO CHANGES / NO SUBSTITUTIONS/ ABSOLUTELY NO VERBAL CHANGES to this purchase order. Absolutely no additional fees may be charged including but not exclusive to fuel surcharges, administrative fees, refurbishment fees and handling fees. Only the amounts authorized in this purchase order will be paid. ALL CHANGES REQUIRE PRIOR APPROVAL FROM THE DNCR PURCHASING OFFICE, Cynthia Armes – 919-814-6728, Cynthia.armes@ncdcr.gov, Dwayne Alston, 919-814-6734, Dwayne.Alston@ncdcr.gov; Bill Owens, 919-814-6733, bill.owens@ncdcr.gov. (Cynthia Armes, Mon, 11 May, 2020)

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
1	**KN95 Masks**		each	1,000	None	$3.38 USD	$0.00 USD	$3,380.00 USD

KN95 Masks

Contract Name:
Contract Type: No
Requester: dgjimenez
Purchase Order No.: NC10588043
Requisition No.: RQ22786179
Other Costs: $0.00 USD
Requester: Dennis G Jimenez
Shipping Method: BEST WAY
FOB Code: Destination freight paid by vendor and included in price. Title passes upon receipt. Vendor files any claims.
Terms of Payment: N30
Commodity Code: 052-40 - Masks

Total	$3,380.00 USD

Attachments

- ATTACHMENT by **Dennis G Jimenez** on *Friday, May 8, 2020 at 2:31 PM*
  Dennis Jimenez PPE Products 5.8.2020.pdf (565556 bytes)

Terms And Conditions of Purchase:
CONDITIONS AND INSTRUCTIONS 1. This purchase order was issued through the Statewide E-Procurement Service and is therefore subject to a fee of 1.75% (.0175) on the total dollar amount of goods (excluding sales tax). The following exemptions apply: (A) Purchases from a term contract that has not yet been implemented on the Statewide E-Procurement Service; (B) Purchases from an agency-specific term contract that has not yet been implemented on the Statewide E-Procurement Service. Note: Fees will be invoiced monthly based on purchase order activity during the prior month. 2. This order is placed subject to shipment at prices, amounts and transportation rates not in excess of those indicated on the face of this order. 3. Each shipment must be shipped to the SHIP TO address printed on the face of this order and marked to the attention of the individual, if any, indicated in that address. Each shipment must be labeled plainly with our PURCHASE ORDER number, and must show gross, tare and net weight. 4. Complete packing list must accompany each shipment. 5. Drafts will not be honored. 6. Materials received in excess of quantities specified herein may, at our option, be returned at shipper's expense. Substitutions are not permitted. 7. Invoices in quadruplicate must be mailed on the date of shipment to the INVOICE TO address indicated on the face of this purchase order. Invoices must include the INVOICE TO name and address, the PURCHASE ORDER number, terms of payment and routing. 8. On all invoices subject to discount, the discount period will be calculated from the date a correct invoice is received in this office. 9. Each invoice must be accompanied by the following papers: A. Original bill of lading when shipment is made by freight or express. B. Signed delivery receipt when delivery is made by other means. C. Parcel post insurance when shipment is made by parcel post and value is over $1.00. 10. In cases where parties other than you ship materials against this order, shipper must be instructed to show our PURCHASE ORDER number on all packages and shipping manifests to insure prompt identification and payment of invoices. 11. By accepting this electronic purchase order, you agree that these CONDITIONS AND INSTRUCTIONS are legally binding.

Purchase Order No. NC10588174
Title: FRINKS - RUSH - N95 Masks

Issued on Tue, 12 May, 2020
Created on Tue, 12 May, 2020 by Ariba System

State Agency Tax Exempt Number: 400022

Supplier:
AmericaTowne Holdings, Inc
Suite 100
Raleigh, NC 27609
United States
Phone: 17028439404
Fax: 1
Contact: Alton Perkins

Ship To:
HS1
HISTORIC SITES ADMINISTRATION
Suite 1115 Dobbs Building
430 N. Salisbury Street
Raleigh, NC 27603
United States
Phone: 1919-733-7862
Fax: 1252-534-1239

Deliver To:
Martha B Jackson

Bill To:
46PT
NC DEPT OF NATURAL AND CULTURAL RESOURCES
4605 MAIL SERVICE CENTER
Raleigh, NC 27699-4605
United States
Phone: 1919-807-7270
Fax: 1919-733-6993

Entity Description: Department of Natural and Cultural Resources

ATTN: VENDOR COMMENTS

- COMMENT by **Cynthia Armes** on *05/12/2020*
  Order number must be visible on all invoices
  ***SEND INVOICE AS INDICATED ON TOP OF THIS ORDER OR EMAIL TO DNCRaccountspayable@ncdcr.gov – DO NOT GIVE OR SEND INVOICE TO SITE

  NO CHANGES / NO SUBSTITUTIONS/ ABSOLUTELY NO VERBAL CHANGES to this purchase order. Absolutely no additional fees may be charged including but not exclusive to fuel surcharges, administrative fees, refurbishment fees and handling fees. Only the amounts authorized in this purchase order will be paid. ALL CHANGES REQUIRE PRIOR APPROVAL FROM THE DNCR PURCHASING OFFICE, Cynthia Armes – 919-814-6728, Cynthia.armes@ncdcr.gov, Dwayne Alston, 919-814-6734, Dwayne.Alston@ncdcr.gov; Bill Owens, 919-814-6733, bill.owens@ncdcr.gov. (Cynthia Armes, Tue, 12 May, 2020)

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
1	**KN95 Mask**	KN95	each	200	None	$3.48 USD	$0.00 USD	$696.00 USD

KN95 Mask

Contract Name:
Contract Type: No
Requester: mbjackson
Purchase Order No.: NC10588174
Requisition No.: RQ22790067
Other Costs: $0.00 USD
Requester: Martha B Jackson
Shipping Method: BEST WAY
FOB Code: Destination freight paid by vendor and included in price. Title passes upon receipt. Vendor files any claims.
Terms of Payment: N30
Commodity Code: 475-62 - Operating and Examining Apparel, Disposable: Capes, Caps, Examination Paper, Gowns, Masks, etc.

	Total	$696.00 USD

Attachments

- ATTACHMENT by **Martha B Jackson** on *Monday, May 11, 2020 at 3:17 PM*
  NC State Historic Sites PPE Products 5.11.2020.pdf (604376 bytes)

Terms And Conditions of Purchase:
CONDITIONS AND INSTRUCTIONS 1. This purchase order was issued through the Statewide E-Procurement Service and is therefore subject to a fee of 1.75% (.0175) on the total dollar amount of goods (excluding sales tax). The following exemptions apply: (A) Purchases from a term contract that has not yet been implemented on the Statewide E-Procurement Service; (B) Purchases from an agency-specific term contract that has not yet been implemented on the Statewide E-Procurement Service. Note: Fees will be invoiced monthly based on purchase order activity during the prior month. 2. This order is placed subject to shipment at prices, amounts and transportation rates not in excess of those indicated on the face of this order. 3. Each shipment must be shipped to the SHIP TO address printed on the face of this order and marked to the attention of the individual, if any, indicated in that address. Each shipment must be labeled plainly with our PURCHASE ORDER number, and must show gross, tare and net weight. 4. Complete packing list must accompany each shipment. 5. Drafts will not be honored. 6. Materials received in excess of quantities specified herein may, at our option, be returned at shipper's expense. Substitutions are not permitted. 7. Invoices in quadruplicate must be mailed on the date of shipment to the INVOICE TO address indicated on the face of this purchase order. Invoices must include the INVOICE TO name and address, the PURCHASE ORDER number, terms of payment and routing. 8. On all invoices subject to discount, the discount period will be calculated from the date a correct invoice is received in this office. 9. Each invoice must be accompanied by the following papers: A. Original bill of lading when shipment is made by freight or express. B. Signed delivery receipt when delivery is made by other means. C. Parcel post insurance when shipment is made by parcel post and value is over $1.00. 10. In cases where parties other than you ship materials against this order, shipper must be instructed to show our PURCHASE ORDER number on all packages and shipping manifests to insure prompt identification and payment of invoices. 11. By accepting this electronic purchase order, you agree that these CONDITIONS AND INSTRUCTIONS are legally binding.

Purchase Order No. NC10588665
Title: DCR_LA_Masks_200513

Issued on Wed, 13 May, 2020
Created on Wed, 13 May, 2020 by Ariba System

State Agency Tax Exempt Number: 400022

Supplier:
AmericaTowne Holdings, Inc
Suite 100
Raleigh, NC 27609
United States
Phone: 17028439404
Fax: 1
Contact: Alton Perkins

Ship To:
DNCR
109 E. JONES ST.
DELIVERIES ACCEPTED BTWN 8AM-12PM & 1PM-4PM M-F
ARCHIVES/LIBRARY BLDG
Raleigh, NC 27601-2807
United States
Phone: 1919-814-6783

Deliver To:
Dennis G Jimenez

Bill To:
46PT
NC DEPT OF NATURAL AND CULTURAL RESOURCES
4605 MAIL SERVICE CENTER
Raleigh, NC 27699-4605
United States
Phone: 1919-807-7270
Fax: 1919-733-6993

Entity Description: Department of Natural and Cultural Resources

ATTN: VENDOR COMMENTS

- COMMENT by **Cynthia Armes** on *05/13/2020*
  Order number must be visible on all invoices
  ***SEND INVOICE AS INDICATED ON TOP OF THIS ORDER OR EMAIL TO DNCRaccountspayable@ncdcr.gov – DO NOT GIVE OR SEND INVOICE TO SITE

  NO CHANGES / NO SUBSTITUTIONS/ ABSOLUTELY NO VERBAL CHANGES to this purchase order. Absolutely no additional fees may be charged including but not exclusive to fuel surcharges, administrative fees, refurbishment fees and handling fees. Only the amounts authorized in this purchase order will be paid. ALL CHANGES REQUIRE PRIOR APPROVAL FROM THE DNCR PURCHASING OFFICE, Cynthia Armes – 919-814-6728, Cynthia.armes@ncdcr.gov, Dwayne Alston, 919-814-6734, Dwayne.Alston@ncdcr.gov; Bill Owens, 919-814-6733, bill.owens@ncdcr.gov. (Cynthia Armes, Wed, 13 May, 2020)

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
1	**KN95 Masks**		each	500	None	$3.48 USD	$0.00 USD	$1,740.00 USD

KN95 Masks

Contract Name:
Contract Type: No
Requester: dgjimenez
Purchase Order No.: NC10588665
Requisition No.: RQ22794225
Other Costs: $0.00 USD
Requester: Dennis G Jimenez
Shipping Method: BEST WAY
FOB Code: Destination freight paid by vendor and included in price. Title passes upon receipt. Vendor files any claims.
Terms of Payment: N30
Commodity Code: 052-40 - Masks

	Total	$1,740.00 USD

Attachments

- ATTACHMENT by **Dennis G Jimenez** on *Wednesday, May 13, 2020 at 2:07 PM*
  Dennis Jimenez PPE Products 5.13.2020.pdf (565561 bytes)

  Terms And Conditions of Purchase:
  CONDITIONS AND INSTRUCTIONS 1. This purchase order was issued through the Statewide E-Procurement Service and is therefore subject to a fee of 1.75% (.0175) on the total dollar amount of goods (excluding sales tax). The following exemptions apply: (A) Purchases from a term contract that has not yet been implemented on the Statewide E-Procurement Service; (B) Purchases from an agency-specific term contract that has not yet been implemented on the Statewide E-Procurement Service. Note: Fees will be invoiced monthly based on purchase order activity during the prior month. 2. This order is placed subject to shipment at prices, amounts and transportation rates not in excess of those indicated on the face of this order. 3. Each shipment must be shipped to the SHIP TO address printed on the face of this order and marked to the attention of the individual, if any, indicated in that address. Each shipment must be labeled plainly with our PURCHASE ORDER number, and must show gross, tare and net weight. 4. Complete packing list must accompany each shipment. 5. Drafts will not be honored. 6. Materials received in excess of quantities specified herein may, at our option, be returned at shipper's expense. Substitutions are not permitted. 7. Invoices in quadruplicate must be mailed on the date of shipment to the INVOICE TO address indicated on the face of this purchase order. Invoices must include the INVOICE TO name and address, the PURCHASE ORDER number, terms of payment and routing. 8. On all invoices subject to discount, the discount period will be calculated from the date a correct invoice is received in this office. 9. Each invoice must be accompanied by the following papers: A. Original bill of lading when shipment is made by freight or express. B. Signed delivery receipt when delivery is made by other means. C. Parcel post insurance when shipment is made by parcel post and value is over $1.00. 10. In cases where parties other than you ship materials against this order, shipper must be instructed to show our PURCHASE ORDER number on all packages and shipping manifests to insure prompt identification and payment of invoices. 11. By accepting this electronic purchase order, you agree that these CONDITIONS AND INSTRUCTIONS are legally binding.

Purchase Order No. NC10590251
Title: DNCR PPE- 109 E. Jones Street - Hand Sanitizer - WAO*

Issued on Fri, 22 May, 2020
Created on Fri, 22 May, 2020 by Ariba System

State Agency Tax Exempt Number: 400022

Supplier:
AmericaTowne Holdings, Inc
Suite 100
Raleigh, NC 27609
United States
Phone: 17028439404
Fax: 1
Contact: Alton Perkins

Ship To:
DNCR
109 E. JONES ST.
DELIVERIES ACCEPTED BTWN 8AM-12PM & 1PM-4PM M-F
ARCHIVES/LIBRARY BLDG
Raleigh, NC 27601-2807
United States
Phone: 1919-814-6783

Deliver To:
William Owens

Bill To:
46PT
NC DEPT OF NATURAL AND CULTURAL RESOURCES
4605 MAIL SERVICE CENTER
Raleigh, NC 27699-4605
United States
Phone: 1919-807-7270
Fax: 1919-733-6993

Entity Description: Department of Natural and Cultural Resources

Contract Name:
Contract Type: No
Requester: waowens
Purchase Order No.: NC10590251
Requisition No.: RQ22810255
Other Costs: $0.00 USD
Requester: William A Owens
Shipping Method: BEST WAY
FOB Code: Destination freight paid by vendor and included in price. Title passes upon receipt. Vendor files any claims.
Terms of Payment: N30
Commodity Code: 345-94 - Wipes, Decontamination (Personnel, Equipment)

ATTN: VENDOR COMMENTS

- William A Owens, 05/22/2020:
  Order number must be visible on all invoices
  ***SEND INVOICE AS INDICATED ON TOP OF THIS ORDER OR EMAIL TO DNCRaccountspayable@ncdcr.gov – DO NOT GIVE OR SEND INVOICE TO SITE

  NO CHANGES / NO SUBSTITUTIONS/ ABSOLUTELY NO VERBAL CHANGES to this purchase order. Absolutely no additional fees may be charged including but not exclusive to

fuel surcharges, administrative fees, refurbishment fees and handling fees. Only the amounts authorized in this purchase order will be paid. ALL CHANGES REQUIRE PRIOR APPROVAL FROM THE DNCR PURCHASING OFFICE, Cynthia Armes, Director of Procurement – 919-814-6728, cynthia.armes@ncdcr.gov; Dwayne Alston, Procurement Specialist, 919-814-6734, dwayne.alston@ncdcr.gov; Bill Owens, Assistant Director of Procurement, 919-814-6733, bill.owens@ncdcr.gov. (William A Owens, Fri, 22 May, 2020)

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
1	**Hand sanitizer in pump bottle. 8 ounces. ...**		each	125	None	$4.00 USD	$0.00 USD	$500.00 USD

Hand sanitizer in pump bottle. 8 ounces. Shipping is included in the price.

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
2	**Hand sanitizer in pump bottle. Half-quart ...**		each	48	None	$7.60 USD	$0.00 USD	$364.80 USD

Hand sanitizer in pump bottle. Half-quart size. Shipping is included in the price.

Total	$864.80 USD

Attachments

- ATTACHMENT by **William A Owens** on *Friday, May 22, 2020 at 1:30 PM*
  ATI Quote DNCR 5-22-2020.pdf (94392 bytes)

Terms And Conditions of Purchase:
CONDITIONS AND INSTRUCTIONS 1. This purchase order was issued through the Statewide E-Procurement Service and is therefore subject to a fee of 1.75% (.0175) on the total dollar amount of goods (excluding sales tax). The following exemptions apply: (A) Purchases from a term contract that has not yet been implemented on the Statewide E-Procurement Service; (B) Purchases from an agency-specific term contract that has not yet been implemented on the Statewide E-Procurement Service. Note: Fees will be invoiced monthly based on purchase order activity during the prior month. 2. This order is placed subject to shipment at prices, amounts and transportation rates not in excess of those indicated on the face of this order. 3. Each shipment must be shipped to the SHIP TO address printed on the face of this order and marked to the attention of the individual, if any, indicated in that address. Each shipment must be labeled plainly with our PURCHASE ORDER number, and must show gross, tare and net weight. 4. Complete packing list must accompany each shipment. 5. Drafts will not be honored. 6. Materials received in excess of quantities specified herein may, at our option, be returned at shipper's expense. Substitutions are not permitted. 7. Invoices in quadruplicate must be mailed on the date of shipment to the INVOICE TO address indicated on the face of this purchase order. Invoices must include the INVOICE TO name and address, the PURCHASE ORDER number, terms of payment and routing. 8. On all invoices subject to discount, the discount period will be calculated from the date a correct invoice is received in this office. 9. Each invoice must be accompanied by the following papers: A. Original bill of lading when shipment is made by freight or express. B. Signed delivery receipt when delivery is made by other means. C. Parcel post insurance when shipment is made by parcel post and value is over $1.00. 10. In cases where parties other than you ship materials against this order, shipper must be instructed to show our PURCHASE ORDER number on all packages and shipping manifests to insure prompt identification and payment of invoices. 11. By accepting this electronic purchase order, you agree that these CONDITIONS AND INSTRUCTIONS are legally binding.

Purchase Order No. NC10590253
Title: NC Symphony Administrative Office PPE - Hand Sanitizer - WAO*

Issued on Fri, 22 May, 2020
Created on Fri, 22 May, 2020 by Ariba System

State Agency Tax Exempt Number: 400022

Supplier:
AmericaTowne Holdings, Inc
Suite 100
Raleigh, NC 27609
United States
Phone: 17028439404
Fax: 1
Contact: Alton Perkins

Ship To:
North Carolina Symphony
Attn: Robert Schiller
3700 Glenwood Avenue, Suite 130
Raleigh, NC 27612
United States
Phone: 1919-789-5490

Deliver To:
Robert Schiller

Bill To:
46PT
NC DEPT OF NATURAL AND CULTURAL RESOURCES
4605 MAIL SERVICE CENTER
Raleigh, NC 27699-4605
United States
Phone: 1919-807-7270
Fax: 1919-733-6993
Entity Description: Department of Natural and Cultural Resources

ATTN: VENDOR COMMENTS

- William A Owens, 05/22/2020:
  Order number must be visible on all invoices
  ***SEND INVOICE AS INDICATED ON TOP OF THIS ORDER OR EMAIL TO DNCRaccountspayable@ncdcr.gov – DO NOT GIVE OR SEND INVOICE TO SITE

  NO CHANGES / NO SUBSTITUTIONS/ ABSOLUTELY NO VERBAL CHANGES to this purchase order. Absolutely no additional fees may be charged including but not exclusive to fuel surcharges, administrative fees, refurbishment fees and handling fees. Only the amounts authorized in this purchase order will be paid. ALL CHANGES REQUIRE PRIOR APPROVAL FROM THE DNCR PURCHASING OFFICE, Cynthia Armes, Director of Procurement – 919-814-6728, cynthia.armes@ncdcr.gov; Dwayne Alston, Procurement Specialist, 919-814-6734, dwayne.alston@ncdcr.gov; Bill Owens, Assistant Director of Procurement, 919-814-6733, bill.owens@ncdcr.gov. (William A Owens, Fri, 22 May, 2020)

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
1	**Hand sanitizer in pump bottle. 8**		each	36	None	$4.00 USD	$0.00 USD	$144.00 USD

ounces. ...

Hand sanitizer in pump bottle. 8 ounces. Shipping is included in the price.

Contract Name:
Contract Type: No
Requester: waowens
Purchase Order No.: NC10590253
Requisition No.: RQ22810225
Other Costs: $0.00 USD
Requester: William A Owens
Shipping Method: BEST WAY
FOB Code: Destination freight paid by vendor and included in price. Title passes upon receipt. Vendor files any claims.
Terms of Payment: N30
Commodity Code: 345-94 - Wipes, Decontamination (Personnel, Equipment)

	Total	$144.00 USD

Attachments

- ATTACHMENT by **William A Owens** on *Friday, May 22, 2020 at 1:11 PM*
  ATI Quote NC Symphony 5-22-2020.pdf (95173 bytes)

Terms And Conditions of Purchase:
CONDITIONS AND INSTRUCTIONS 1. This purchase order was issued through the Statewide E-Procurement Service and is therefore subject to a fee of 1.75% (.0175) on the total dollar amount of goods (excluding sales tax). The following exemptions apply: (A) Purchases from a term contract that has not yet been implemented on the Statewide E-Procurement Service; (B) Purchases from an agency-specific term contract that has not yet been implemented on the Statewide E-Procurement Service. Note: Fees will be invoiced monthly based on purchase order activity during the prior month. 2. This order is placed subject to shipment at prices, amounts and transportation rates not in excess of those indicated on the face of this order. 3. Each shipment must be shipped to the SHIP TO address printed on the face of this order and marked to the attention of the individual, if any, indicated in that address. Each shipment must be labeled plainly with our PURCHASE ORDER number, and must show gross, tare and net weight. 4. Complete packing list must accompany each shipment. 5. Drafts will not be honored. 6. Materials received in excess of quantities specified herein may, at our option, be returned at shipper's expense. Substitutions are not permitted. 7. Invoices in quadruplicate must be mailed on the date of shipment to the INVOICE TO address indicated on the face of this purchase order. Invoices must include the INVOICE TO name and address, the PURCHASE ORDER number, terms of payment and routing. 8. On all invoices subject to discount, the discount period will be calculated from the date a correct invoice is received in this office. 9. Each invoice must be accompanied by the following papers: A. Original bill of lading when shipment is made by freight or express. B. Signed delivery receipt when delivery is made by other means. C. Parcel post insurance when shipment is made by parcel post and value is over $1.00. 10. In cases where parties other than you ship materials against this order, shipper must be instructed to show our PURCHASE ORDER number on all packages and shipping manifests to insure prompt identification and payment of invoices. 11. By accepting this electronic purchase order, you agree that these CONDITIONS AND INSTRUCTIONS are legally binding.

NCE-Procurement @your service

Purchase Order No. NC10590346
Title: DPR Warehouse Critcal Need Purchase COVID 19 (hand sanitizer) RFQ 46-20-1252 CA

Issued on Tue, 26 May, 2020
Created on Tue, 26 May, 2020 by Ariba System

State Agency Tax Exempt Number: 400022

Supplier:
AmericaTowne Holdings, Inc
Suite 100
Raleigh, NC 27609
United States
Phone: 17028439404
Fax: 1
Contact: Alton Perkins

Ship To:
739
N C STATE PARKS WAREHOUSE
ATTN: WAREHOUSE MGR.
US 64 WEST 467 STATE PARK RD
APEX, NC 27523
United States
Phone: 1919-303-7719

Deliver To:
Kelly Chandler

Bill To:
46PT
NC State Parks
Budget Office
1615 Mail Service Center
Raleigh, NC 27699-1615
United States
Phone: 1919-707-9300

Entity Description: Department of Natural and Cultural Resources

ATTN: VENDOR COMMENTS

- COMMENT by **Cynthia Armes** on *05/26/2020*
  All terms, conditions and requirements of RFQ 46-20-1252 attached hereto are incorporated herein.

  Order number must be visible on all invoices
  ***SEND INVOICE AS INDICATED ON TOP OF THIS ORDER OR EMAIL TO DNCRaccountspayable@ncdcr.gov – DO NOT GIVE OR SEND INVOICE TO SITE

  NO CHANGES / NO SUBSTITUTIONS/ ABSOLUTELY NO VERBAL CHANGES to this purchase order. Absolutely no additional fees may be charged including but not exclusive to fuel surcharges, administrative fees, refurbishment fees and handling fees. Only the amounts authorized in this purchase order will be paid. ALL CHANGES REQUIRE PRIOR APPROVAL FROM THE DNCR PURCHASING OFFICE, Cynthia

Armes – 919-814-6728, Cynthia.armes@ncdcr.gov , Dwayne Alston, 919-814-6734, Dwayne.Alston@ncdcr.gov; Bill Owens, 919-814-6733, bill.owens@ncdcr.gov. (Cynthia Armes, Tue, 26 May, 2020)

Item	Description	Part Number	Unit	Qty	Need By	Unit Price	Tax Amount	Extended Amount(includes tax)
1	**HAND SANITIZER 8oz**	CDM98601	each	1,500	None	$4.00 USD	$0.00 USD	$6,000.00 USD

HAND SANITIZER 8oz

Contract Name:
Contract Type: No
Requester: vprice
Purchase Order No.: NC10590346
Requisition No.: RQ22803743
Other Costs: $0.00 USD
Requester: Vernon Price
Shipping Method: BEST WAY
FOB Code: Destination freight paid by vendor and included in price. Title passes upon receipt. Vendor files any claims.
Terms of Payment: N30
Commodity Code: 436-73 - Soap, Surgical Scrub, Hand Sanitizer, Alcohol Based, Long Term Killing Activity, Environmentally Certified Products

Total	$6,000.00 USD

Attachments

- ATTACHMENT by **Cynthia Armes** on *Monday, May 25, 2020 at 6:20 PM*
  Executed 46-20-1252 RFQ PPE Hand Sanitizer for State Parks due to COVID2 .pdf (686276 bytes)

Terms And Conditions of Purchase:
CONDITIONS AND INSTRUCTIONS 1. This purchase order was issued through the Statewide E-Procurement Service and is therefore subject to a fee of 1.75% (.0175) on the total dollar amount of goods (excluding sales tax). The following exemptions apply: (A) Purchases from a term contract that has not yet been implemented on the Statewide E-Procurement Service; (B) Purchases from an agency-specific term contract that has not yet been implemented on the Statewide E-Procurement Service. Note: Fees will be invoiced monthly based on purchase order activity during the prior month. 2. This order is placed subject to shipment at prices, amounts and transportation rates not in excess of those indicated on the face of this order. 3. Each shipment must be shipped to the SHIP TO address printed on the face of this order and marked to the attention of the individual, if any, indicated in that address. Each shipment must be labeled plainly with our PURCHASE ORDER number, and must show gross, tare and net weight. 4. Complete packing list must accompany each shipment. 5. Drafts will not be honored. 6. Materials received in excess of quantities specified herein may, at our option, be returned at shipper's expense. Substitutions are not permitted. 7. Invoices in quadruplicate must be mailed on the date of shipment to the INVOICE TO address indicated on the face of this purchase order. Invoices must include the INVOICE TO name and address, the PURCHASE ORDER number, terms of payment and routing. 8. On all invoices subject to discount, the discount period will be calculated from the date a correct invoice is received in this office. 9. Each invoice must be accompanied by the following papers: A. Original bill of lading when shipment is made by freight or express. B. Signed delivery receipt when delivery is made by other means. C. Parcel post insurance when shipment is made by parcel post and value is over $1.00. 10. In cases where parties other than you ship materials against this order, shipper must be instructed to show our PURCHASE ORDER number on all packages and shipping manifests to insure prompt identification and payment of invoices. 11. By accepting

this electronic purchase order, you agree that these CONDITIONS AND INSTRUCTIONS are legally binding.